UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

           PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934

                        Date of Report (Date of earliest
                             reported) July 31, 2002

                              ALGIERS BANCORP, INC.
             (Exact name of registrant as specified in its charter)


    Louisiana                       0-20911                     72-1317594
-----------------------         ---------------             --------------------
(State or other jurisdiction      (Commission               (IRS Employer
of incorporation)                  File Number)              Identification No.)

              #1 Westbank Expressway, New Orleans, Louisiana 70114
              ---------------------------------------------- -----
               (Address of principal executive offices) (Zip Code)

                                  504-367-8221
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Resignation of Chairman of the Board.

         On July 31, 2002, Thomas L. Arnold, Sr., Chairman of the Board and Director of Algiers Bancorp, Inc., tendered his resignation, effective immediately.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ALGIERS BANCORP, INC.
                                   (Registrant)

Date:  July 31, 2002               /s/ Francis M. Minor
                                   Name: Francis M. Minor
                                   Title: Executive Vice-President and Director